UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:     August 27, 1996
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                          UCI Medical Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)
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                  Delaware                                0-13265                      59-2225346
(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)
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  1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina       29201
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           (Address of principal executive offices)                          (Zip Code)

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Registrant's telephone number, including area code:       (803) 252-3661
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                                    No Change
         (Former name or former address, if changed since last report.)

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


Item 5.  Other Events.


On August 27, 1996, UCI Medical Affiliates, Inc. (UCI) announced the addition of two new members, Ashby M. Jordan, M.D. and Thomas G. Faulds, both residents of South Carolina, to its Board of Directors, effective immediately after the adjournment of UCI's 1996 Annual Shareholders Meeting. A copy of the News Release is attached hereto as Exhibit 99 (page 4 of 4).



Item 7.           Financial Statements and Exhibits.


                  (a)      Not Applicable.

                  (b)      Not Applicable

                  (c)      Exhibits.

                           Exhibit 99, News Release, dated August 27, 1996.

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                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ M.F. McFarland, III, M.D.                 /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and        Vice President of Finance and
Chairman of the Board                         Chief Financial Officer



Date:             August 28, 1996

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